OMEGA HEALTHCARE INVESTORS, INC.

$350,000,000

6.75% Senior Notes due 2022

PURCHASE AGREEMENT

November 9, 2010

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED,
As Representative of the Initial Purchasers
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), and the Company’s subsidiaries listed on the signature pages hereto (the “Subsidiary Guarantors”), hereby confirm their agreement with you, as set forth below.

Section 1. The Securities.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the several Initial Purchasers named in Schedule 1 ( together with Merrill Lynch, the “Initial Purchasers”) $350,000,000 aggregate principal amount of its 6.75% Senior Notes due 2022 (the “Notes”).  The Notes will be unconditionally guaranteed (the “Guarantees”) on a senior basis by the Subsidiary Guarantors.  The Notes and the Guarantees are collectively referred to herein as the “Securities.”  The Securities are to be issued under an indenture (as supplemented to date, the “Indenture”) dated as of  October 4, 2010 by and among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee (the “Trustee”).  Merrill Lynch has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Company has previously issued $225,000,000 aggregate principal amount of 6.75% Senior Notes due 2022 (the “Existing Notes”) under the Indenture.  The Securities constitute “Additional Notes” (as such term is defined in the Indenture) under the Indenture.  Except as otherwise disclosed in the Pricing Disclosure Package (as defined below) and the Final Offering Memorandum (as defined below), the Securities will have terms identical to the Existing Notes and will be treated as a single series of debt securities for all purposes under the Indenture.

The Company has, pursuant to an Offer to Purchase and Consent Solicitation Statement and related letter of transmittal, each dated as of November 8, 2010 (together, the “Offer to Purchase”), commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 7.00% notes due 2014 (the “2014 Notes”) and consent solicitation (the “Consent Solicitation”) of registered holders of the 2014 Notes to certain proposed amendments and waivers to the indenture, dated as of March 22, 2004 (as amended and supplemented, the “2014 Indenture”) among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee under the 2014 Indenture.  As described in the Pricing Disclosure Package and the Final Memorandum, it is expected that proceeds from the issuance and sale of the Securities shall be used to (i) pay consideration to holders who tender their 2014 Notes in the Tender Offer to the extent the Company obtains the requisite consents under the Consent Solicitation and (ii) pay fees and expenses in connection with the Tender Offer and Consent Solicitation.

The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated November 9, 2010 (the “Preliminary Memorandum”) setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Company and any material developments relating to the Company occurring after the date of the most recent historical financial statements included therein.  As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time when sales of the Securities were first made (the “Time of Execution”).  Promptly after the Time of Execution and in any event no later than the second Business Day following the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum (the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto.  The Company hereby confirms that it has authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below), if any, in connection with the offer and sale of the Securities by the Initial Purchasers.  Any references herein to the Pricing Disclosure Package and the Final Memorandum shall be deemed to refer to and include any documents incorporated by reference therein.

The Initial Purchasers, the Subsidiary Guarantors and their direct and indirect transferees of the Securities will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), pursuant to which each of the Company and the Subsidiary Guarantors has agreed, among other things, to use commercially reasonable efforts to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the Securities or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

Section 2. Representations and Warranties. As of the Time of Execution and at the Closing Date, each of the Company and the Subsidiary Guarantors, jointly and severally, represents and warrants to and agrees with each of the Initial Purchasers as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):

(a) The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date (as defined in Section 3 below), will not, and the Final Memorandum as of its date and on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that each of the Company and the Subsidiary Guarantors makes no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representative specifically for inclusion therein.  The Company has not distributed or referred to and will not distribute or refer to any written communications (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than the Pricing Disclosure Package and Final Memorandum) an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show, made available to investors (the “Recorded Road Show”).  Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum and, each Issuer Written Communication, when taken together with the Pricing Disclosure Package does not at the Time of Execution and when taken together with the Final Memorandum at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Offering Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder.

(c) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to acquire, own, lease and operate its properties, and to lease the same to others, and to conduct its business as described in the Offering Memorandum, to execute and deliver this Agreement and to issue, sell and deliver the Notes as contemplated herein.  The Company is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole or (ii) prevent consummation of the transactions contemplated hereby (the occurrence of such effect or such prevention described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”).

(e) The Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(f) The Company has no subsidiaries (as defined under the Act) other than those listed in Schedule 2 annexed hereto (collectively, the “Subsidiaries”).  On the Closing Date, each Subsidiary Guarantor will issue its Guarantee of the Notes; the Company owns, directly or indirectly, all of the issued and outstanding equity interests of each of the Subsidiaries; the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity other than the equity interests of the Subsidiaries, or as would not be material to the Company and the Subsidiaries on a consolidated basis.  Complete and correct copies of the articles of incorporation and the bylaws of the Company and all amendments thereto have been delivered to you, and no changes therein or to the articles of incorporation and the bylaws (or other organizational documents) of the Subsidiaries will be made from and including the date hereof through and including the Closing Date.  Each Subsidiary has been duly formed and is validly existing as a corporation, limited liability company, limited partnership or trust in good standing under the laws of the jurisdiction of its formation, with full organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, except where the failure to be so formed and existing or to have such organizational power and authority would not, individually or in the aggregate, have a Material Adverse Effect.  Each Subsidiary is duly qualified to do business as a foreign corporation, limited liability company, limited partnership or trust and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.  Each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.  All of the outstanding shares of equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company subject to no security interest, other material encumbrance or adverse claims other than security interests, as disclosed in the Offering Memorandum, granted under the Company’s credit agreement dated April 13, 2010, as amended.  No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.  The Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, other than those listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(g) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes (as defined in the Registration Rights Agreement) and the Private Exchange Notes (as defined in the Registration Rights Agreement).  The Notes, when issued, will be in the form contemplated by the Indenture.  The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, in each case entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(h) Each of the Subsidiary Guarantors has all requisite organizational power and authority to execute, deliver and perform each of its obligations under the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes.  The Guarantees, and the guarantees of the Exchange Notes, when issued, will be in the form contemplated by the Indenture.  The Guarantees have been duly and validly authorized by each of the Subsidiary Guarantors and, when the Guarantees are executed by each of the Subsidiary Guarantors and the Notes are authenticated by the Trustee in accordance with the provisions of the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Subsidiary Guarantors, and the guarantees of the Exchange Notes and the Private Exchange Notes, if any, have been duly and validly authorized by each of the Subsidiary Guarantors and, when the guarantees of the Exchange Notes and the Private Exchange Notes, if any, are executed by each of the Subsidiary Guarantors and the Exchange Notes and the Private Exchange Notes, if any, are authenticated by the Trustee in accordance with the provisions of the Indenture and issued in exchange for the guarantees of the Notes in accordance with the Indenture, will constitute valid and binding obligations of such Subsidiary Guarantor, in each case entitled to the benefits of the Indenture and enforceable against such Subsidiary Guarantor in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(i) The Company and each of the Subsidiary Guarantors has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under the Indenture.  The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”).  The Indenture has been duly and validly authorized by the Company and each of the Subsidiary Guarantors. The Indenture has been duly executed and delivered by the Company and each of the Subsidiary Guarantors and (assuming the due authorization, execution and delivery by the Trustee), constitutes a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(j) The Company and each of the Subsidiary Guarantors has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement.  The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when executed and delivered by the Company and each of the Subsidiary Guarantors (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of the Company enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(k) The Company and each of the Subsidiary Guarantors has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Tender Offer, the Consent Solicitation and the other transactions contemplated hereby.  This Agreement and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby have been duly authorized by the Company and each of the Subsidiary Guarantors.  This Agreement has been duly and validly executed and delivered by the Company and each of the Subsidiary Guarantors.

(l) Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its (i) respective charter or bylaws (or other formation documents), (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected (including, without limitation, the Indenture) or (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the rules and regulations of the New York Stock Exchange (the “NYSE”), or any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of clauses (ii) and (iii) above, for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.  The execution, delivery and performance of this Agreement, the issuance and sale of the Securities and the consummation of the Tender Offer, the Consent Solicitation and the other transactions contemplated hereby (A) will neither conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (1) the charter or bylaws (or other formation documents) of the Company or any of the Subsidiaries, (2) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected (including, without limitation, the Indenture), or (3) any federal, state or local law, regulation or rule, including the rules and regulations of the NYSE or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except in the case of clause (2) above, for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, nor (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any of the properties (real and personal (including, without limitation, mortgage loans and unsecured loans)) described in the Offering Memorandum as being owned or leased by the Company or any of the Subsidiaries (the “Properties”).

(m) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with the NYSE, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company or any of the Subsidiary Guarantors of the transactions contemplated hereby other than which has been effected and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Initial Purchasers.

(n) Except as expressly set forth in the Offering Memorandum, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of common stock of the Company or shares of any other capital stock or other equity interests of the Company and (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of common stock of the Company or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an initial purchaser or as a financial advisor to the Company in connection with the offer and sale of the Securities, whether as a result of the sale of the Securities as contemplated thereby or otherwise.

(o) Each of the Company and the Subsidiaries (and, to the Company’s knowledge, each operator, lessee or sublessee of any Property or portion thereof) (i) has all necessary licenses, authorizations, consents and approvals, (ii) has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and (iii) has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to acquire and own, lease or sublease, lease to others and conduct its respective business as described in the Offering Memorandum, except in the case of clauses (i), (ii) and (iii) above, where the failure to have such items, make such filings or obtain such items would not, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries (nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any such operator, lessee or sublessee) is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(p) All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Statement of Financial Accounting Standards No. 167), contracts, licenses, agreements, leases or documents of a character required to be described in a Registration Statement on Form S-3 filed by the Company or to be filed as an exhibit to such a Registration Statement or any incorporated document have been so described or filed as required.

(q) There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company or any of the Subsidiary Guarantors, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers (or, to the Company’s knowledge, any person from whom the Company or any Subsidiary acquired any of the Properties (each, a “seller”), or any lessee, sublessee or operator of any Property or any portion thereof) is or would be a party, or of which any of the respective properties or assets of the Company and the Subsidiaries, or any Property, is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect.

(r) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is incorporated by reference in the Offering Memorandum, are independent public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board.

(s) The audited and unaudited consolidated financial statements of the Company and the Subsidiaries included or incorporated by reference in the Offering Memorandum, together with the related notes, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the applicable requirements of the Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except, in the case of unaudited financial statements, for normal year-end adjustments and the absence of notes).   The pro forma financial statements and data included or incorporated by reference in the Offering Memorandum comply with the applicable requirements of Regulation S-X of the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data.  The other financial and statistical data set forth or incorporated by reference in the Offering Memorandum are fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Offering Memorandum (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act to the extent applicable) that are not included as required.  The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Statement of Financial Accounting Standards No. 167), not disclosed in the Offering Memorandum.

(t) Subsequent to the respective dates as of which information is given in the Offering Memorandum, there has not been (i) any material adverse change, or any development which could have a reasonable possibility of giving rise to a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock (except as the result of the exercise or vesting of rights or awards held by directors and employees under the Company’s stock incentive plans described in the Offering Memorandum or issuances under the Company’s dividend reinvestment and common stock purchase plan) or outstanding indebtedness of the Company or any Subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary except as disclosed in the Offering Memorandum.

(u) Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Securities and the consummation of the transactions contemplated hereby, neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(v) None of the Company, the Subsidiaries or any agent acting on their behalf, other than the Initial Purchasers, has taken or will take any action that would cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(w) Except for Property Encumbrances (as defined below) arising under our credit agreement dated as of April 13, 2010, as amended, which is described in the Offering Memorandum, the Company, and each of the Subsidiaries, has insurable title, and, in the case of real property, in fee simple, to the Properties, free and clear of all liens, claims, mortgages, deeds of trust, restrictions, security interests and other encumbrances or defects (“Property Encumbrances”), except for (x) the leasehold interests of lessees in the Properties of the Company and the Subsidiaries held under lease (the “Leases”) and (y) any other Property Encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect.  All Property Encumbrances on or affecting the Properties which are required to be disclosed in the Offering Memorandum are disclosed therein as required.

(x) Each of the Leases pertaining to the Properties has been duly authorized by the Company or a Subsidiary, as applicable, and is a valid, subsisting and enforceable agreement of the Company or such Subsidiary, as applicable, and, to the knowledge of the Company, each other party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or general equitable principles.

(y) No person other than the Company or a Subsidiary has an option or right of first refusal to purchase all or part of any Property owned by the Company or any interest therein, and to the Company’s knowledge no such right exists with respect to any Property that the Company leases (as lessee), except for such options or rights of first refusal which, if refused, will not individually or in the aggregate have a Material Adverse Effect.

(z) To the knowledge of the Company or any of the Subsidiary Guarantors, except as disclosed in the Offering Memorandum, no lessee of any portion of any of the Properties is in default under its respective lease, and there is no event which, with notice, lapse of time or both, would constitute a default under any such lease, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(aa) To the knowledge of the Company or any of the Subsidiary Guarantors, except as disclosed in the Offering Memorandum, no borrower of a mortgage loan from the Company is in default under its respective mortgage loan, and there is no event which, with notice, lapse of time or both, would constitute a default under any such mortgage loan, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb) The Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Offering Memorandum as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect.

(cc) Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice, except as would not, individually or in the aggregate, have a Material Adverse Effect.  There has been no violation of any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(dd) The Company and the Subsidiaries and their properties, assets and operations (and, to the knowledge of the Company or any of the Subsidiary Guarantors, each operator or lessee of any Property or portion thereof) are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect.  There are no past, present or, to the knowledge of the Company or any of the Subsidiary Guarantors, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any seller, lessee, sublessee or operator of any Property or portion thereof or any previous owner thereof, (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below).  Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any seller, lessee, sublessee or operator of any Property or portion thereof or any previous owner thereof, has received from any governmental authority notice of any violation, concerning the Properties, of any municipal, state or federal law, rule or regulation or of any Environmental Law, except for such violations as have heretofore been cured and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.  As used herein, “Environmental Law” means any federal, state or local law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.

(ee) The Company and the Subsidiaries have (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and have made all declarations and filings with, all applicable authorities, all self-regulatory authorities and all courts and other tribunals (each, an “Authorization”) necessary to engage in the business conducted by them in the manner described in the Offering Memorandum, except as would not, individually or in the aggregate, have a Material Adverse Effect, and (B) no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or revoking any such Authorization, except where any such limitations, suspensions or revocations would not, individually or in the aggregate, have a Material Adverse Effect.  All such Authorizations are valid and in full force and effect and the Company and the Subsidiaries are in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that would not, individually or in the aggregate, have a Material Adverse Effect.

(ff) Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company or any of the Subsidiary Guarantors, any seller, lessee, sublessee or operator of any Property or portion thereof, has received from any governmental authority any written notice of any condemnation of, or zoning change affecting, the Properties or any portion thereof, and the Company does not know of any such condemnation or zoning change which is threatened, except for such condemnations or zoning changes that, if consummated, would not, individually or in the aggregate, have a Material Adverse Effect.  Each of the Properties, and the current and intended use and occupancy thereof, complies with all applicable zoning laws, ordinances and regulations, except where such failure does and will not, individually or in the aggregate, have a Material Adverse Effect.

(gg) All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding and whether or not shown on a tax return) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP or the filing of tax returns or the payment of any taxes which would not, individually or in the aggregate, have a Material Adverse Effect.  There is no tax deficiency which has been or could reasonably be expected to be asserted against the Company or any Subsidiary, except any tax deficiency which would not, individually or in the aggregate, have a Material Adverse Effect.  The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 2(s) hereof in respect of all taxes for all periods as to which the tax liability of the Company or its Subsidiaries has not been finally determined.

(hh) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company or any of the Subsidiary Guarantors, threatened.

(ii) Each of the Company and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amount as the Company reasonably deems to be adequate and as are customary in the business in which they are engaged, except as described in the Offering Memorandum.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, all policies of insurance insuring the Company and the Subsidiaries or any of their businesses, assets, employees, officers, directors and trustees are in full force and effect, and the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(jj) Neither the Company nor any of the Subsidiaries has sustained, since the date of the last audited financial statements included or incorporated by reference in the Offering Memorandum, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for such loss or interference as would not, individually or in the aggregate, have a Material Adverse Effect.

(kk) Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the leases, contracts or agreements referred to or described in, or filed as an exhibit to, any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the knowledge of the Company or any Subsidiary Guarantor after due inquiry, any other party to any such contract or agreement, except for such termination or non-renewal as would not, individually or in the aggregate, have a Material Adverse Effect.

(ll) The Company and its Subsidiaries on a consolidated basis maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(mm) The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of:  (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.  Any material weaknesses in internal controls have been identified for the Company’s auditors.  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct.  The Company and the Subsidiaries are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder.

(nn) This Agreement, the Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum.

(oo) No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(pp) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

(qq) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Act) that is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.  Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the TIA.

(rr) No securities of the Company or any Subsidiary that are of the same class (within the meaning of Rule 144A under the Act) as the Securities are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(ss) None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities.  The Company, the Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

(tt) The Company has provided you true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company.  On or after September 30, 2010, the Company has not, directly or indirectly, including through any Subsidiary:  (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on September 30, 2010.

(uu) All statistical or market-related data included or incorporated by reference in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(vv) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company and each of the Subsidiary Guarantors, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Offering Memorandum or any document incorporated by reference therein.

(ww) Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Offering Memorandum.

(xx) From and including the Company’s taxable year ended December 31, 1992, the Company was and is organized in conformity with the requirements for, its actual methods of operation through the date hereof has permitted, and its proposed methods of operations as described in the Officer’s Certificate will permit the Company to meet the requirements for, qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company has qualified and will so qualify, and, the Company will continue to meet such requirements and qualify as a REIT after consummation of the contemplated transactions and the application of the proceeds, if any, from the offering of the Notes by the Company as described in the Offering Memorandum.  All statements in the Offering Memorandum regarding the Company’s qualification as a REIT are true, complete and correct in all material respects.

(yy) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(zz) Any certificate signed by any officer of the Company or any Subsidiary Guarantor and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company and each of the Subsidiary Guarantors to each Initial Purchaser as to the matters covered thereby.

Section 3. Purchase, Sale and Delivery of the Notes.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Subsidiary Guarantors agree  to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Securities in the respective amounts set forth on Schedule 1 hereto from the Company and the Subsidiary Guarantors at 101.25% of their principal amount, plus accrued interest from October 4, 2010 to the Closing Date.  One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company of at least 48 hours (but not less than one business day) prior to the Closing Date, shall be delivered by or on behalf of the Company and the Subsidiary Guarantors to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify in writing prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date.  Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on November 23, 2010, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”  The Company and the Subsidiary Guarantors will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of Merrill Lynch in New York, New York, or at such other place as Merrill Lynch may designate, at least 24 hours prior to the Closing Date.

Section 4. Offering by the Initial Purchasers.  The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Offering Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

Section 5. Covenants of the Company.  Each of the Company and the Subsidiary Guarantors, as the case may be, jointly and severally, covenants and agrees with the Initial Purchasers as follows:

(a) Until the later of (i) the completion of the distribution of the Securities by the Initial Purchasers and (ii) the Closing Date, the Company will not amend or supplement the Offering Memorandum or file any report with the Commission under the Exchange Act unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment, supplement or report and as to which the Initial Purchasers shall have given their consent (which consent shall not be unreasonably withheld).  The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Offering Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

(b) The Company and each of the Subsidiary Guarantors will cooperate with the Initial Purchasers, to arrange for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of such U.S. jurisdictions as the Initial Purchasers may reasonably designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, neither the Company nor any Subsidiary Guarantor shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(c) (1) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Securities or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Company, an amendment or supplement to the Offering Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with applicable law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication (it being understood that any such amendments or supplements may take the form of an amended or supplemented Final Memorandum)  as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with law.

(d) The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Offering Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

(e) The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Offering Memorandum.

(f) For so long as any of the Securities remain outstanding, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed; provided that the foregoing obligation will not apply to any reports or other communication made available on the Commission’s EDGAR database.

(g) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company and the Subsidiaries for any period subsequent to the period covered by the most recent financial statements appearing in the Offering Memorandum.

(h) None of the Company, the Subsidiary Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

(i) The Company and the Subsidiary Guarantors will not, and will not permit any of the other Subsidiaries or their respective Affiliates to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(j) For so long as any of the Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(k) The Company will use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(l) In connection with Securities offered and sold in an off shore transaction (as defined in Regulation S) the Company will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

(m) None of the Company, the Subsidiary Guarantors or any of their Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities.

(n) For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the date any Securities are acquired by the Company or any of its Affiliates, none of the Company, the Subsidiary Guarantors or any of their respective Affiliates will re-sell any such Securities.

Section 6. Expenses.  The Company and the Subsidiary Guarantors, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and any Offering Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Securities, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) expenses in connection with the “roadshow,” if any, and any other meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee, including fees and expenses of counsel, and (viii) any fees charged by investment rating agencies for the rating of the Securities.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or the Subsidiary Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Subsidiary Guarantors agree to promptly reimburse the Initial Purchasers upon demand for all reasonable and documented out-of-pocket expenses (including the fees, disbursements and charges of Cahill Gordon & Reindel llp, counsel for the Initial Purchasers), that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

Section 7. Conditions of the Initial Purchasers’ Obligations.  The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a) On the Closing Date, the Initial Purchasers shall have received the opinions, dated as of the Closing Date and addressed to the Initial Purchasers, of Bryan Cave LLP, counsel for the Company and certain of the Subsidiary Guarantors, in form and substance satisfactory to counsel for the Initial Purchasers, as set forth in Exhibit A-1 and Exhibit A-2 hereto.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary Guarantors and certificates of public officials, copies of which shall have been provided to the Initial Purchasers.  Additionally, on the Closing Date, the Initial Purchasers shall have received a reliance letter, dated as of the Closing Date and addressed to the Initial Purchasers, of Bryan Cave LLP, counsel for the Company and certain of the Subsidiary Guarantors, allowing the Initial Purchasers to rely on such legal opinions as Bryan Cave LLP may deliver to the Trustee in connection with the offering of the Securities.

(b) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel llp, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary Guarantors and certificates of public officials, copies of which shall have been provided to the Initial Purchasers.

(c) On the date hereof, the Initial Purchasers shall have received from Ernst & Young LLP a comfort letter dated the date hereof, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited, unaudited and pro forma financial information in the Pricing Disclosure Package.  On the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date the information stated in the comfort letter dated the date hereof and similarly address the audited, unaudited and pro forma financial information contained in the Final Memorandum.

(d) The representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s and the Subsidiary Guarantors’ officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Subsidiary Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(e) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(f) Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(g) The Initial Purchasers shall have received certificates of the Company and each of the Subsidiary Guarantors, dated the Closing Date, signed on behalf of the Company or the applicable Subsidiary Guarantor by its Chairman of the Board, President or any Vice President and the Chief Financial Officer, to the effect that

(i) the representations and warranties of the Company or the applicable Subsidiary Guarantor contained in this Agreement are true and correct on and as of the Time of Execution and on and as of the Closing Date, and the Company or the applicable Subsidiary Guarantor has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known to the Company or such Subsidiary Guarantor, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii) the sale of the Securities hereunder has not been enjoined (temporarily or permanently).

(h) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Company and the Subsidiary Guarantors and such agreement shall be in full force and effect.

(i) The Securities shall be eligible for clearance and settlement through The Depository Trust Company.

On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers.  The Company and the Subsidiary Guarantors shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

Section 8. Offering of Securities; Restrictions on Transfer.  (a)  Each of the Initial Purchasers agrees with the Company (as to itself only) and the Subsidiary Guarantors that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to, (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Pricing Disclosure Package.

(b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes any Pricing Disclosure Package or any such other material, in all cases at its own expense, (ii) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act and (iii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9. Indemnification and Contribution.  (a)  The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:

(i) any untrue statement or alleged untrue statement made by the Company or any Subsidiary Guarantor in Section 2 hereof;

(ii) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package, any Issuer Written Communication, or Final Memorandum, or any amendment or supplement thereto; or

(iii) the omission or alleged omission to state, in the Pricing Disclosure Package, any Issuer Written Communication, or Final Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;

and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any reasonable legal or other documented expenses incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers through the Representative specifically for use therein, which is described in Section 12 hereof.  The indemnity provided for in this Section 9 will be in addition to any liability that the Company and the Subsidiary Guarantors may otherwise have to the indemnified parties.  The Company and the Subsidiary Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

(b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, their respective directors, their respective officers and each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company and the Subsidiary Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company by such Initial Purchasers through the Representative specifically for use therein, which is described in Section 12 hereof; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other documented expenses incurred by the Company and the Subsidiary Guarantors or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof.  The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.  The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company and the Subsidiary Guarantors in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.  All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof).  The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Initial Purchaser.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.  The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d).  Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company and the Subsidiary Guarantors, each officer of the Company and the Subsidiary Guarantors and each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 10. Survival Clause.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Subsidiary Guarantors, their officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company and the Subsidiary Guarantors, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities.  The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 11. Termination.  (a)  This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company and the Subsidiary Guarantors given prior to the Closing Date in the event that the Company and the Subsidiary Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

(i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto);

(ii) trading in securities of the Company or in securities generally on the NYSE, American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

(iii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

(iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum; or

(v) any securities of the Company shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Company (other than an announcement with positive implications of a possible upgrading).

(b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

Section 12. Information Supplied by the Initial Purchasers.  The statements set forth in the last paragraph on the front cover page and in the fourth sentence of the seventh paragraph and in the ninth paragraph under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 2(a) and 9 hereof.

Section 13. Notices.  All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York  10036, Attention: Sarang Gadkari, and (ii) if sent to the Company, shall be mailed or delivered to 200 International Circle, Suite 3500, Hunt Valley, Maryland,  21030, Attention:  Robert O. Stephenson; with a copy to Bryan Cave LLP, One Atlantic Center, Fourteenth Floor, 1201 W. Peachtree Street, NW, Atlanta, Georgia  30309-3488, Attention:  Eliot Robinson.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

Section 14. Successors.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Subsidiary Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Subsidiary Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Subsidiary Guarantors, their officers and any person or persons who control the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.  No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

Section 15. APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

Section 16. Default by an Initial Purchaser.  If any one or more Initial Purchasers shall fail to purchase and pay for any of the Notes agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Notes set forth opposite their names in Schedule 1 hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining Initial Purchasers) the Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Notes set forth in Schedule 1 hereto, the Issuer shall be entitled to a further period of 36 hours within which to procure another party or parties reasonably satisfactory to the nondefaulting Initial Purchaser or Initial Purchasers to purchase no less than the amount of such unpurchased Notes that exceeds 10% of the principal amount thereof upon such terms herein set forth.  If, however, the Issuer shall not have completed such arrangements within 72 hours after such default and the principal amount of such unpurchased Notes exceeds 10% of the principal amount of such Notes to be purchased on such date, then this Agreement will terminate without liability to any nondefaulting Initial Purchaser or any Issuer.  In the event of a default by any Initial Purchaser as set forth in this Section 16, the Closing Date shall be postponed for such period, not exceeding five business days, as the Representative, the Issuer and their counsel shall determine in order that the required changes in the Pricing Disclosure Package and the Final Memorandum or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuer or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

Section 17. No Advisory or Fiduciary Responsibility.  The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

Section 18. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Subsidiary Guarantors and the Initial Purchasers.

Very truly yours,

OMEGA HEALTHCARE INVESTORS, INC.,

as Issuer

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

ARIZONA LESSOR - INFINIA, INC.
BALDWIN HEALTH CENTER, INC.
BAYSIDE ALABAMA HEALTHCARE SECOND, INC.
BAYSIDE ARIZONA HEALTHCARE ASSOCIATES, INC.
BAYSIDE ARIZONA HEALTHCARE SECOND, INC.
BAYSIDE COLORADO HEALTHCARE ASSOCIATES, INC.
BAYSIDE COLORADO HEALTHCARE SECOND, INC.
BAYSIDE INDIANA HEALTHCARE ASSOCIATES, INC.,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

BAYSIDE STREET II, INC.
BAYSIDE STREET, INC.
CANTON HEALTH CARE LAND, INC.
CARNEGIE GARDENS LLC
CENTER HEALTHCARE ASSOCIATES, INC.
CHERRY STREET – SKILLED NURSING, INC.
COLONIAL GARDENS, LLC
COLORADO LESSOR - CONIFER, INC.
COPLEY HEALTH CENTER, INC.
CSE ALBANY LLC
CSE AMARILLO LLC
CSE ANCHORAGE LLC
CSE ARDEN L.P.
CSE AUGUSTA LLC
CSE BEDFORD LLC
CSE BLOUNTVILLE LLC
CSE BOLIVAR LLC
CSE CAMBRIDGE LLC
CSE CAMBRIDGE REALTY LLC
CSE CAMDEN LLC
CSE CANTON LLC
CSE CASABLANCA HOLDINGS II LLC
CSE CASABLANCA HOLDINGS LLC
CSE CEDAR RAPIDS LLC
CSE CENTENNIAL VILLAGE
CSE CHELMSFORD LLC
CSE CHESTERTON LLC
CSE CLAREMONT LLC
CSE CORPUS NORTH LLC
CSE CRANE LLC
CSE DENVER ILIFF LLC
CSE DENVER LLC
CSE DOUGLAS LLC
CSE DUMAS LLC,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

CSE ELKTON LLC
CSE ELKTON REALTY LLC
CSE FAIRHAVEN LLC
CSE FORT WAYNE LLC
CSE FRANKSTON LLC
CSE GEORGETOWN LLC
CSE GREEN BAY LLC
CSE HILLIARD LLC
CSE HUNTINGDON LLC
CSE HUNTSVILLE LLC
CSE INDIANAPOLIS-CONTINENTAL LLC
CSE INDIANAPOLIS-GREENBRIAR LLC
CSE JACINTO CITY LLC
CSE JEFFERSON CITY LLC
CSE JEFFERSONVILLE-HILLCREST CENTER LLC
CSE JEFFERSONVILLE-JENNINGS HOUSE LLC
CSE KERRVILLE LLC
CSE KING L.P.
CSE KINGSPORT LLC
CSE KNIGHTDALE L.P.
CSE LAKE CITY LLC
CSE LAKE WORTH LLC
CSE LAKEWOOD LLC
CSE LAS VEGAS LLC
CSE LAWRENCEBURG LLC
CSE LENOIR L.P.,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

CSE LEXINGTON PARK LLC
CSE LEXINGTON PARK REALTY LLC
CSE LIGONIER LLC
CSE LIVE OAK LLC
CSE LOGANSPORT LLC
CSE LOWELL LLC
CSE MARIANNA HOLDINGS LLC
CSE MEMPHIS LLC
CSE MOBILE LLC
CSE MOORE LLC
CSE NORTH CAROLINA HOLDINGS I LLC
CSE NORTH CAROLINA HOLDINGS II LLC
CSE OMRO LLC
CSE ORANGE PARK LLC
CSE ORLANDO-PINAR TERRACE MANOR LLC
CSE ORLANDO-TERRA VISTA REHAB LLC
CSE PENNSYLVANIA HOLDINGS
CSE PIGGOTT LLC
CSE PILOT POINT LLC
CSE PONCA CITY LLC
CSE PORT ST. LUCIE LLC
CSE RICHMOND LLC
CSE RIPLEY LLC
CSE RIPON LLC
CSE SAFFORD LLC
CSE SALINA LLC
CSE SEMINOLE LLC
CSE SHAWNEE LLC,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

CSE SPRING BRANCH LLC
CSE STILLWATER LLC
CSE TAYLORSVILLE LLC
CSE TEXARKANA LLC
CSE TEXAS CITY LLC
CSE THE VILLAGE LLC
CSE UPLAND LLC
CSE WALNUT COVE L.P.
CSE WEST POINT LLC
CSE WHITEHOUSE LLC
CSE WILLIAMSPORT LLC
CSE WINTER HAVEN LLC
CSE WOODFIN L.P.
CSE YORKTOWN LLC
DALLAS – SKILLED NURSING, INC.
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC
DESERT LANE LLC
DIXON HEALTH CARE CENTER, INC.
FLORIDA LESSOR – CRYSTAL SPRINGS, INC.
FLORIDA LESSOR – EMERALD, INC.
FLORIDA LESSOR – LAKELAND, INC.
FLORIDA LESSOR – MEADOWVIEW, INC.
FLORIDA REAL ESTATE COMPANY, LLC
GEORGIA LESSOR - BONTERRA/PARKVIEW, INC.,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

GREENBOUGH, LLC
HANOVER HOUSE, INC.
HERITAGE TEXARKANA HEALTHCARE ASSOCIATES, INC.
HOUSE OF HANOVER, LTD
HUTTON I LAND, INC.
HUTTON II LAND, INC.
HUTTON III LAND, INC.
INDIANA LESSOR – JEFFERSONVILLE, INC.
INDIANA LESSOR – WELLINGTON MANOR, INC.
JEFFERSON CLARK, INC.
LAD I REAL ESTATE COMPANY, LLC
LAKE PARK – SKILLED NURSING, INC.
LEATHERMAN 90-1, INC.
LEATHERMAN PARTNERSHIP 89-1, INC.
LEATHERMAN PARTNERSHIP 89-2, INC.
LONG TERM CARE – MICHIGAN, INC.
LONG TERM CARE – NORTH CAROLINA, INC.
LONG TERM CARE ASSOCIATES – ILLINOIS, INC.
LONG TERM CARE ASSOCIATES – INDIANA, INC.
LONG TERM CARE ASSOCIATES – TEXAS, INC.,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

MERIDIAN ARMS LAND, INC.
NORTH LAS VEGAS LLC
NRS VENTURES, L.L.C.
OHI (CONNECTICUT), INC.
OHI (FLORIDA), INC.
OHI (ILLINOIS), INC.
OHI (INDIANA), INC.
OHI (IOWA), INC.
OHI (KANSAS), INC.
OHI ASSET (CA), LLC
OHI ASSET (CO), LLC
OHI ASSET (CT) LENDER, LLC
OHI ASSET (FL), LLC
OHI ASSET (ID), LLC
OHI ASSET (IL), LLC
OHI ASSET (IN), LLC
OHI ASSET (LA), LLC
OHI ASSET (MI), LLC
OHI ASSET (MI/NC), LLC
OHI ASSET (MO), LLC
OHI ASSET (OH) LENDER, LLC
OHI ASSET (OH) NEW PHILADELPHIA, LLC
OHI ASSET (OH), LLC
OHI ASSET (PA) TRUST
OHI ASSET (PA), LLC
OHI ASSET (SMS) LENDER, INC.
OHI ASSET (TX), LLC
OHI ASSET CSB LLC
OHI ASSET CSE – E, LLC
OHI ASSET CSE – U, LLC,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

OHI ASSET ESSEX (OH), LLC
OHI ASSET II (CA), LLC
OHI ASSET II (FL), LLC
OHI ASSET II (PA) TRUST
OHI ASSET III (PA) TRUST
OHI ASSET IV (PA) SILVER LAKE TRUST
OHI ASSET, LLC
OHI OF TEXAS, INC.
OHI SUNSHINE, INC.
OHI TENNESSEE, INC.
OHIMA, INC.
OMEGA (KANSAS), INC.
OMEGA TRS I, INC.
ORANGE VILLAGE CARE CENTER, INC.
OS LEASING COMPANY
PANAMA CITY NURSING CENTER LLC
PARKVIEW – SKILLED NURSING, INC.
PAVILLION NORTH PARTNERS, INC.
PAVILLION NORTH, LLP
PAVILLION NURSING CENTER NORTH, INC.
PINE TEXARKANA HEALTHCARE ASSOCIATES, INC.
REUNION TEXARKANA HEALTHCARE ASSOCIATES, INC.
SAN AUGUSTINE HEALTHCARE ASSOCIATES, INC.
SKILLED NURSING – GASTON, INC.
SKILLED NURSING – HERRIN, INC.
SKILLED NURSING – HICKSVILLE, INC.,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

SKILLED NURSING – PARIS, INC.
SKYLER MAITLAND LLC
SOUTH ATHENS HEALTHCARE ASSOCIATES, INC.
ST. MARY’S PROPERTIES, INC.
STERLING ACQUISITION CORP.
STERLING ACQUISITION CORP. II
SUWANEE, LLC
TEXAS LESSOR – STONEGATE GP, INC.
TEXAS LESSOR – STONEGATE, LIMITED, INC.
TEXAS LESSOR – STONEGATE, LP
TEXAS LESSOR – TREEMONT, INC.
THE SUBURBAN PAVILION, INC.
WASHINGTON LESSOR – SILVERDALE, INC.
WAXAHACHIE HEALTHCARE ASSOCIATES, INC.
WEST ATHENS HEALTHCARE ASSOCIATES, INC.
WILCARE, LLC,
as Subsidiary Guarantors

By:         /s/ Robert O. Stephenson
Name:           Robert O. Stephenson
Title:           Chief Financial Officer

The foregoing Agreement is hereby confirmed

and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED

Acting on behalf of itself
and as the Representative of
the several Initial Purchasers

By:           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED

By:	/s/ Sarang R. Gadkari __________________

Name: Sarang R. Gadkari

Title: Managing Director

SCHEDULE 1

Initial Purchasers	Principal Amount of Notes
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$62,125,000
Deutsche Bank Securities Inc. .	$62,125,000
Jefferies & Company, Inc. .	$49,875,000
UBS Securities LLC	$49,875,000
Credit Agricole Securities (USA) Inc. .	$49,875,000
RBS Securities Inc. .	$49,875,000
Stifel, Nicolaus & Company, Incorporated	$26,250,000
Total	$350,000,000

SCHEDULE 2

Subsidiaries of the Company

Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
Cherry Street – Skilled Nursing, Inc.
CHR Bartow LLC
CHR Boca Raton LLC
CHR Bradenton LLC
CHR Cape Coral LLC
CHR Clearwater Highland LLC
CHR Clearwater LLC
CHR Deland East LLC
CHR Deland West LLC
CHR Fort Myers LLC
CHR Fort Walton Beach LLC
CHR Gulfport LLC
CHR Hudson LLC
CHR Lake Wales LLC
CHR Lakeland LLC
CHR Panama City LLC
CHR Pompano Beach Broward LLC
CHR Pompano Beach LLC
CHR Sanford LLC
CHR Sarasota LLC
CHR Spring Hill LLC
CHR St. Pete Abbey LLC
CHR St. Pete Bay LLC
CHR St. Pete Egret LLC
CHR Tampa Carrollwood LLC
CHR Tampa LLC
CHR Tarpon Springs LLC
CHR Titusville LLC
CHR West Palm Beach LLC
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Albany LLC
CSE Amarillo LLC
CSE Anchorage LLC
CSE Arden L.P.
CSE Augusta LLC
CSE Bedford LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Cambridge LLC
CSE Cambridge Realty LLC
CSE Camden LLC
CSE Canton LLC
CSE Casablanca Holdings II LLC
CSE Casablanca Holdings LLC
CSE Cedar Rapids LLC
CSE Centennial Village
CSE Chelmsford LLC
CSE Chesterton LLC
CSE Claremont LLC
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Denver LLC
CSE Douglas LLC
CSE Dumas LLC
CSE Elkton LLC
CSE Elkton Realty LLC
CSE Fairhaven LLC
CSE Fort Wayne LLC
CSE Frankston LLC
CSE Georgetown LLC
CSE Green Bay LLC
CSE Hilliard LLC
CSE Huntingdon LLC
CSE Huntsville LLC
CSE Indianapolis-Continental LLC
CSE Indianapolis-Greenbriar LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Jeffersonville-Hillcrest Center LLC
CSE Jeffersonville-Jennings House LLC
CSE Kerrville LLC
CSE King L.P.
CSE Kingsport LLC
CSE Knightdale L.P.
CSE Lake City LLC
CSE Lake Worth LLC
CSE Lakewood LLC
CSE Las Vegas LLC
CSE Lawrenceburg LLC
CSE Lenoir L.P.
CSE Lexington Park LLC
CSE Lexington Park Realty LLC
CSE Ligonier LLC
CSE Live Oak LLC
CSE Logansport LLC
CSE Lowell LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Mobile LLC
CSE Moore LLC
CSE North Carolina Holdings I LLC
CSE North Carolina Holdings II LLC
CSE Omro LLC
CSE Orange Park LLC
CSE Orlando-Pinar Terrace Manor LLC
CSE Orlando-Terra Vista Rehab LLC
CSE Pennsylvania Holdings
CSE Piggott LLC
CSE Pilot Point LLC
CSE Pine View LLC
CSE Ponca City LLC
CSE Port St. Lucie LLC
CSE Richmond LLC
CSE Ripley LLC
CSE Ripon LLC
CSE Safford LLC
CSE Salina LLC
CSE Seminole LLC
CSE Shawnee LLC
CSE Spring Branch LLC
CSE Stillwater LLC
CSE Taylorsville LLC
CSE Texarkana LLC
CSE Texas City LLC
CSE The Village LLC
CSE Upland LLC
CSE Walnut Cove L.P.
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC
CSE Winter Haven LLC
CSE Woodfin L.P.
CSE Yorktown LLC
Dallas – Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane LLC
Dixie White Nursing Home, Inc.
Dixon Health Care Center, Inc.
Florida Lessor – Crystal Springs, Inc.
Florida Lessor – Emerald, Inc.
Florida Lessor – Lakeland, Inc.
Florida Lessor – Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor – Jeffersonville, Inc.
Indiana Lessor – Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park – Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care – Michigan, Inc.
Long Term Care – North Carolina, Inc.
Long Term Care Associates – Illinois, Inc.
Long Term Care Associates – Indiana, Inc.
Long Term Care Associates – Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
Ocean Springs Nursing Home, Inc.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Acquisition Co I, LLC
OHI Asset (CA), LLC
OHI Asset (CO), LLC
OHI Asset (CT) DIP, LLC
OHI Asset (CT) Lender, LLC
OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IL), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC
OHI Asset (MI), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC
OHI Asset (SMS) Lender, Inc.
OHI Asset (TX) Paris, LLC
OHI Asset (TX), LLC
OHI Asset CSB LLC
OHI Asset CSE – E, LLC
OHI Asset CSE – U, LLC
OHI Asset Essex (OH), LLC
OHI Asset HUD Delta, LLC
OHI Asset HUD H-F, LLC
OHI Asset II (CA), LLC
OHI Asset II (FL), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset IV (PA) Silver Lake Trust
OHI Asset, LLC
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHI Tennessee, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview – Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pensacola Real-Estate Holdings I, Inc.
Pensacola Real-Estate Holdings II, Inc.
Pensacola Real-Estate Holdings III, Inc.
Pensacola Real-Estate Holdings IV, Inc.
Pensacola Real-Estate Holdings V, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing – Gaston, Inc.
Skilled Nursing – Herrin, Inc.
Skilled Nursing – Hicksville, Inc.
Skilled Nursing – Paris, Inc.
Skyler Boyington, Inc.
Skyler Florida, Inc.
Skyler Maitland LLC
Skyler Pensacola, Inc.
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Suwanee, LLC
Texas Lessor – Stonegate GP, Inc.
Texas Lessor – Stonegate, Limited, Inc.
Texas Lessor – Stonegate, LP
Texas Lessor – Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor – Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC

ANNEX A

EXHIBIT A-1

Form of Opinion of Bryan Cave LLP

 November [ ], 2010
To the Initial Purchasers listed on Schedule A hereto c/oMerrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036
Re:           Omega Healthcare Investors, Inc.

Ladies and Gentlemen:

We have acted as counsel to Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), and the subsidiaries of the Company listed on Schedule B annexed hereto (collectively, the “Subsidiary Guarantors” and each, a “Subsidiary Guarantor”; together with the Company, the “Omega Parties”) in connection with that certain Purchase Agreement, dated as of November 9, 2010 (the “Purchase Agreement”), among the initial purchasers listed on Schedule A  (collectively, the “Initial Purchasers”), the Company and the Subsidiary Guarantors, providing for, among other things, the sale to you of $350,000,000 aggregate principal amount of 6.75% Senior Notes of the Company due 2022 (the “Notes”).  All capitalized terms which are defined in the Purchase Agreement shall have the same meanings when used herein, unless otherwise specified.
In connection herewith, we have examined:

(1)	the Purchase Agreement;

(2)	the Notes (including the Guarantees);

(3)	the Indenture;

(4)	the Registration Rights Agreement;

(5)	the Preliminary Memorandum, dated November 9, 2010, relating to the Notes (the “Preliminary Memorandum);

(6)	the pricing term sheet, dated November 9, 2010, relating to the Notes (together with the Preliminary Memorandum, the “Pricing Disclosure Package”); and

(7)	The Final Memorandum, dated November 9, 2010, relating to the Notes (the “Final Memorandum”).

The documents referenced as items (1) through (4) above are collectively referred to herein as the “Transaction Documents.”

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of the Articles of Incorporation, as amended, and the Amended and Restated Bylaws, as amended, of the Company, the certificate or articles of incorporation, formation or trust and bylaws, limited liability company agreement, limited partnership agreement or other organizational documents of the Subsidiary Guarantors identified as “Identified Guarantors” on Schedule B (collectively the “Identified Guarantors,” and each individually an “Identified Guarantor”)) and such other corporate, limited liability company, limited partnership and business trust records, agreements and instruments of each of the Company and the Identified Guarantors (together, the “Identified Parties,” and each an “Identified Party”), certificates of public officials and officers or other appropriate persons of each of the Identified Parties, and such other documents, records and instruments, and we have made such legal and factual inquiries, as we have deemed necessary or appropriate as a basis for us to render the opinions hereinafter expressed.  In our examination of the Transaction Documents and the foregoing, we have assumed the genuineness of all signatures other than those of officers and other representatives of the Identified Parties on the Transaction Documents, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies.  When relevant facts were not independently established, we have relied without independent investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to the Transaction Documents and certificates and statements of appropriate representatives of the Identified Parties.

In connection herewith, we have assumed that, other than with respect to each of the Identified Parties, all of the documents referred to in this opinion letter have been duly authorized by, have been duly executed and delivered by, and  constitute the valid, binding and enforceable obligations of, all of the parties to such documents, all of the signatories to such documents have been duly authorized and all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

We have assumed that (a) each of the Subsidiary Guarantors other than the Identified Guarantors (such other entities, collectively, the “Outside Guarantors,” and each an “Outside Guarantor”), is validly existing as a corporation, limited liability company, limited partnership or business trust in good standing under the laws of its jurisdiction of incorporation, formation or organization, (b) the execution and delivery by any such Outside Guarantor of the Transaction Documents to which such Outside Guarantor is a party and the consummation by each of the Outside Guarantors of the transactions contemplated thereby are within each Outside Guarantor’s corporate, limited liability company, limited partnership or business trust, as applicable, power and authority and have been duly authorized by all necessary corporate, limited liability company, limited partnership or business trust, as applicable, action on the part of each Outside Guarantor, (c) each Outside Guarantor has duly executed and delivered each of the Transaction Documents to which it is a party, (d) the execution and delivery by each of the Outside Guarantors of the Transaction Documents to which it is a party and the consummation by each such Outside Guarantor of its obligations thereunder do not result in any violation by any such Outside Guarantor of its certificate or articles of incorporation or formation, certificate of trust, its bylaws, limited liability company agreement, limited partnership agreement or other organizational documents, as the case may be, and (e) no consent, approval, authorization or other action by, and no notice to or filing with, any state governmental authority or regulatory body pursuant to any state statute is required for the making of the Guarantee by any Outside Guarantor.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.           Based solely on a recently dated good standing certificate from the State Department of Assessments and Taxation of the State of Maryland, the Company is validly existing as a corporation, in good standing under the laws of the State of Maryland. The Company has all requisite corporate power to own, lease and operate its properties and conduct its business as now being conducted and as set forth in the Pricing Disclosure Package.

2.           Based solely on a recently dated good standing certificate from the applicable governmental authority of the state of its incorporation or formation, each of the Identified Guarantors is validly existing as a corporation, limited liability company, limited partnership or business trust, as the case may be, in good standing under the laws of the State of Delaware or Maryland, as the case may be and as identified opposite each such entity’s name on Schedule B.

3.           Based solely on recently dated good standing certificates from the Secretaries of State of the applicable jurisdictions, the Company is duly qualified or admitted to transact business and is in good standing as a foreign corporation in the jurisdictions identified on Schedule C.

4.           The execution and delivery by the Company of the Transaction Documents to which it is a party and the consummation by the Company of its obligations thereunder are within the Company’s corporate power and authority and have been duly authorized by all necessary corporate action on the part of the Company.

5           The execution and delivery by each of the Identified Guarantors of the Transaction Documents to which it is a party, and the consummation by each of the Identified Guarantors of its obligations thereunder, are within each such Identified Guarantor’s corporate, limited liability company, limited partnership or business trust, as applicable, power and authority and have been duly authorized by all necessary corporate, limited liability company, limited partnership or business trust, as applicable, action on the part of each such Identified Guarantor.

6.           Each of the Transaction Documents, other than the Notes (including the Guarantees), has been duly executed and delivered by each of the Identified Parties party thereto and constitutes the valid and binding obligation of each of the Company and Subsidiary Guarantors, enforceable against each such party thereto in accordance with its terms.

7.           No consent, approval, authorization or other action by, and no notice to or filing with, (i) any Federal or New York State governmental authority or regulatory body pursuant to any Federal or New York State statute, or (ii) any Maryland State or Delaware State governmental authority or regulatory body pursuant to the Maryland or Delaware statutes, as applicable, expressly identified in paragraph (b) below (“Covered State Statutes”), in each case that we, based on our experience, recognize as applicable to the Identified Parties in a transaction of this type, is required for the issuance of the Notes (including the Guarantees) or the consummation by each Identified Party of its obligations under the Transaction Documents, except for (i) the filings and other actions required pursuant to Federal and state securities or blue sky laws, or (ii) the rules of the Financial Industry Regulatory Authority (“FINRA”), in each such case, as to which we express no opinion.

8.           The execution and delivery by each of the Identified Parties of the Transaction Documents to which it is a party and the consummation by each such Identified Party of its obligations thereunder do not result in (a) any violation by any such Identified Party of its certificate or articles of incorporation or formation, certificate of trust, its bylaws, limited liability company agreement, limited partnership agreement or other organizational documents, as the case may be; (b) any violation by any Identified Party of (i) any provision of applicable Federal or New York State statute or regulation or any of the Covered State Statutes, in each case that we, based on our experience, recognize as applicable to any Identified Party in a transaction of this type, other than state securities and blue sky laws, or the Rules of FINRA, as to which we express no opinion, or (ii) to our knowledge, any order, writ, judgment or decree of any Federal or New York State court or governmental authority or regulatory body having jurisdiction over any Identified Party or any of their material properties that names or is specifically directed to any Identified Party, or (c) a breach or default or require the creation or imposition of any security interest or lien upon any of the Identified Party’s properties pursuant to any of the agreements, contracts or instruments identified on Schedule D to which any Identified Party is a party or by which it is bound, except (x) in the case of clauses (b) and (c), such matters as would not individually or in the aggregate have a Material Adverse Effect, and (y) we do not express any opinion as to any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of any of the Identified Parties.

9.           The Notes are in the form contemplated by the Indenture, have been duly authorized  and executed by the Company and, when duly authenticated, issued and delivered to the Initial Purchasers in exchange for payment therefor in accordance with the terms of the Indenture and the Purchase Agreement, will be validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture.

10.           The Guarantees are in the form contemplated by the Indenture, have been duly authorized and executed by each of the Identified Guarantors and, when duly issued and delivered by each of the Subsidiary Guarantors to the Initial Purchasers in accordance with the terms of the Indenture and the Purchase Agreement for value received, will be validly issued and constitute valid and binding obligations of each of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms and entitled to the benefits provided by the Indenture.

11.           The Exchange Notes and the Private Exchange Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered by the Company as contemplated by the Indenture and the Registration Rights Agreement, will be validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture.

12.           The guarantees of the Exchange Notes and the Private Exchange Notes have been duly authorized by each of the Identified Guarantors and, when duly executed, issued and delivered by each of the Subsidiary Guarantors as contemplated by the Indenture and the Registration Rights Agreement, will be validly issued and constitute valid and binding obligations of each of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms and entitled to the benefits provided by the Indenture.

13.           The statements in the Pricing Disclosure Package under the captions “Description of the Notes” and “Exchange Offer; Registration Right,” insofar as such statements constitute summaries of the terms and provisions of the Notes, the Indenture and the Registration Rights Agreement, fairly summarize such terms and provisions in all material respects (except for the financial statements and related notes and schedules and other financial and accounting data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion).

14.            The statements under the captions “Business – Recent Developments Regarding Government Regulation and Reimbursement” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (as updated by subsequent periodic reports filed with the Securities and Exchange Commission (the “SEC”)) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Developments Regarding Government Regulation and Reimbursement” in Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, insofar as such statements constitute summaries of matters of law relating to Medicare and Medicaid referred to therein, fairly present the matters so summarized to the extent material to the business or condition (financial or otherwise) of the Company in all material respects.

15.           Assuming (i) the accuracy of the representations and warranties of the Company, the Subsidiary Guarantors and the Initial Purchasers set forth in the Purchase Agreement, (ii) the due performance by the Company, the Subsidiary Guarantors and the Initial Purchasers of the covenants and agreements set forth in the Purchase Agreement, and (iii) compliance with the offering and transfer procedures described in the Pricing Disclosure Package, the Final Memorandum and the Purchase Agreement, based on current interpretations by the Staff of the SEC, the offer, sale and delivery of the Notes (including the Guarantees) by the Company and the Subsidiary Guarantors to the Initial Purchasers pursuant to the Purchase Agreement and the initial resale of the Notes (including the Guarantees) by the Initial Purchasers in accordance with Section 8 of the Purchase Agreement do not under existing law require the registration under the Securities Act of 1933, as amended, or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is being expressed as to any subsequent resale of the Notes (including the Guarantees).

16.            No Identified Party is, nor will it be upon the issuance of the Notes and the application of the proceeds therefrom as set forth under the caption  “Use of Proceeds” in the Pricing Disclosure Package, an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

17.            The reports filed by the Company with the SEC and incorporated by reference in the Pricing Disclosure Package and the Final Memorandum (other than the financial statements and related notes and schedules and other financial and accounting data included therein or omitted therefrom, as to which we express no opinion) when they were filed with the SEC appear on their face to have complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

During the preparation of each of the Pricing Disclosure Package and Final Memorandum, we have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company and you and your representatives and counsel, at which conferences the contents of the Pricing Disclosure Package and Final Memorandum and related matters were discussed, reviewed and revised.  We are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of such contents (except to the extent specified in the foregoing opinions 13 and 14 above), and have not made any independent investigation or verification thereof.  Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package  and Final Memorandum involve matters of a non-legal nature or relate to legal matters outside the scope of our legal opinions above.  On the basis of the information which was developed based upon the participation and discussions described above, and considered in light of our understanding of applicable law and the experience we have gained through our practice thereunder, this is to advise you that nothing has come to our attention which causes us to believe that, (i) as of the Time of Execution, the Pricing Disclosure Package (except as to financial statements and related notes and other financial and accounting data and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which we express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) as of the date of the Final Memorandum or at the Closing Date, the Final Memorandum (except as to financial statements and related notes and other financial and accounting data and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which we express no belief) contained  or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein are further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

(a)           Wherever this opinion letter refers to matters “known to us,” or “to our knowledge,” or words of similar import, such reference means that, during the course of our representation of the Omega Parties in connection with the contemplated transaction, we have requested information of the Omega Parties concerning the matter referred to and no information has come to the attention of (either as a result of such request for information or otherwise) the attorneys of our Firm currently devoting substantive attention or a material amount of time thereto, which has given us actual knowledge of the existence (or absence) of facts to the contrary.  Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters, and no inference should be drawn to the contrary from the fact of our representation of the Omega Parties.

(b)           Our opinions herein reflect only the application of applicable New York State law (excluding the securities and blue sky laws of such state, as to which we express no opinion), the Federal laws of the United States of America and, to the extent required by the foregoing opinions, the General Corporation Law of the State of Delaware (8 Delaware Code Chapter 1), the Delaware Limited Liability Company Act (6 Delaware Code Chapter 18), the Delaware Revised Uniform Limited Partnership Act (6 Delaware Code Chapter 17), the Maryland General Corporation Law (Titles 1-3, Corporations and Associations, Maryland Code), the Maryland Limited Liability Company Act (Title 4A, Corporations and Associations, Maryland Code) and the Maryland Business Trust Act (Title 12, Corporations and Associations, Maryland Code).  While our firm does not maintain an office or an active practice in the State of Maryland, an attorney of our firm who is admitted to the bar of the State of Maryland has reviewed this opinion letter.

(c)           Our opinions contained herein may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law), and (iii) an implied covenant of good faith and fair dealing.

(d)           Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating, or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

(e)           We express no opinion as to:

(i)           the enforceability of any provision in any of the Transaction Documents purporting or attempting to (A) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (B) confer subject matter jurisdiction on a court not having independent grounds therefor, (C) modify or waive the requirements for effective service of process for any action that may be brought, (D) waive the right of any of the Omega Parties or any other person to a trial by jury, (E) provide that remedies are cumulative or that decisions by a party are conclusive, (F) modify or waive the rights to notice, legal defenses, statutes of limitations and statutes of repose (including the tolling of the same) or other benefits that cannot be waived under applicable law, (G) govern choice of law or conflicts of laws, or (H) provide for or grant a power of attorney;

(ii)           the enforceability of (A) any rights to indemnification or contribution provided for in the Transaction Documents which are violative of public policy underlying any law, rule or regulation (including any Federal or state securities law, rule or regulation) or the legality of such rights, or (B) provisions in the Transaction Documents whose terms are left open for later resolution by the parties;

(iii)           the effect of any third-party preemptive rights, or any rights of first refusal or of set-offs,

(iv)           the effect on the enforceability of any of the Transaction Documents of any decision of an arbitration tribunal or an arbitrator to the extent such decision does not give effect to the terms of such Transaction Documents or to applicable law;

 (v)           whether any of the Subsidiary Guarantors may guarantee or otherwise be liable for, or pledge its assets to secure, indebtedness incurred by the Company except to the extent that a Subsidiary Guarantor may be determined to have benefited from the incurrence of the indebtedness by the Company or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by the Company are, directly or indirectly, made available to the  Subsidiary Guarantor for its corporate, limited liability company, limited partnership or business trust purposes;

(vi)           the validity, binding effect or enforceability of any provision that purports to create joint and several liability for affiliated borrowers; and

(vii)            except to the extent heretofore expressly stated as being addressed herein, and without limiting the generality of any of the other paragraphs in this opinion letter, the opinions contained herein do not express any opinion as to the following matters, including their effects or the effects of noncompliance, and are not covered by implication or otherwise in our opinions: (A) laws, rules, regulations or ordinances of political subdivisions (such as counties, cities, towns and other municipalities); (B) labor law; (C) antitrust and unfair competition law; (D) securities and blue sky law; (E) fiduciary obligations; (F) pension and employee benefit law; (G) Regulations T, U and X of the Board of Governors of the Federal Reserve System; (H) antifraud, insolvency, fraudulent transfers, obligations or conveyance law, and similar state laws; (I) environmental law; (J) land use and subdivision law; (K) bulk transfer law; (L) laws related to filing requirements, other than charter-related filing requirements, such as requirements of filing articles of merger; (M) law concerning creation, attachment, perfection or priority of a security interest in any assets; (N) tax law; (O) patent, copyright, trademark and other intellectual property law; (P) racketeering laws; (Q) criminal statutes of general application; (R) safety, health and healthcare law; (S) law concerning national or local emergency; or (T) any laws relating to foreign corrupt practices, trading with the enemy, terrorism or money laundering, including but not limited the Trading with the Enemy Act, as amended, the United States Foreign Corrupt Practices Act of 1977, as amended, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), commonly referred to as the USA Patriot Act (as any of the foregoing may have been renewed, extended, amended or replaced) and any regulations, enabling legislation or executive order, relating to any of the foregoing.

(f)           We express no opinion as to whether the interest, fees or other charges to be paid or reimbursed as provided in the Transaction Documents (and any other documents or instruments executed in connection therewith or any prior documents and instruments related thereto), taken as a whole or considering any part thereof, would be usurious.  In rendering our opinions expressed herein, however, we assume that the interest, fees and other charges to be paid or reimbursed as provided in the Transaction Documents (and any other documents or instruments executed in connection therewith), taken as a whole and considering any part thereof, would not be usurious.

The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in factual matters, and we undertake no duty to advise you of the same.  The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise.  In rendering our opinions, we have not considered, and hereby disclaim any opinion as to, the application or impact of any laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency.

We do not render any opinions except as set forth above.  This opinion letter is being delivered by us solely for your benefit pursuant to the provisions of Section 7(a) of the Purchase Agreement in your capacities as the Initial Purchasers and may be relied upon by you in connection therewith.  By your acceptance of this opinion letter, you agree that it may not be relied upon, circulated, quoted or otherwise referred to by you for any other purpose or by any other person for any purpose without our prior written consent in each instance.

Very truly yours,

SCHEDULE A

Initial Purchasers

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
UBS Securities LLC
Credit Agricole Securities (USA) Inc.
RBS Securities Inc.
Stifel, Nicolaus & Company, Incorporated

SCHEDULE B

Subsidiary Guarantors and Identified Guarantors

Each entity listed below is a Subsidiary Guarantor, but only those entities with an asterisk next to its name is an Identified Guarantor.

Arizona Lessor - Infinia, Inc.*
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.*
Bayside Street, Inc.*
Canton Health Care Land, Inc.
Carnegie Gardens LLC*
Center Healthcare Associates, Inc.
Cherry Street – Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.*
Copley Health Center, Inc.
CSE Albany LLC*
CSE Amarillo LLC*
CSE Anchorage LLC*
CSE Arden L.P.*
CSE Augusta LLC*
CSE Bedford LLC*
CSE Blountville LLC*
CSE Bolivar LLC*
CSE Cambridge LLC*
CSE Cambridge Realty LLC*
CSE Camden LLC*
CSE Canton LLC*
CSE Casablanca Holdings II LLC*
CSE Casablanca Holdings LLC*
CSE Cedar Rapids LLC*
CSE Centennial Village
CSE Chelmsford LLC*
CSE Chesterton LLC*
CSE Claremont LLC*
CSE Corpus North LLC*
CSE Crane LLC*
CSE Denver Iliff LLC*
CSE Denver LLC*
CSE Douglas LLC*
CSE Dumas LLC*
CSE Elkton LLC*
CSE Elkton Realty LLC*
CSE Fairhaven LLC*
CSE Fort Wayne LLC*
CSE Frankston LLC*
CSE Georgetown LLC*
CSE Green Bay LLC*
CSE Hilliard LLC*
CSE Huntingdon LLC*
CSE Huntsville LLC*
CSE Indianapolis-Continental LLC*
CSE Indianapolis-Greenbriar LLC*
CSE Jacinto City LLC*
CSE Jefferson City LLC*
CSE Jeffersonville-Hillcrest Center LLC*
CSE Jeffersonville-Jennings House LLC*
CSE Kerrville LLC*
CSE King L.P.*
CSE Kingsport LLC*
CSE Knightdale L.P.*
CSE Lake City LLC*
CSE Lake Worth LLC*
CSE Lakewood LLC*
CSE Las Vegas LLC*
CSE Lawrenceburg LLC*
CSE Lenoir L.P.*
CSE Lexington Park LLC*
CSE Lexington Park Realty LLC*
CSE Ligonier LLC*
CSE Live Oak LLC*
CSE Logansport LLC*
CSE Lowell LLC*
CSE Marianna Holdings LLC*
CSE Memphis LLC*
CSE Mobile LLC*
CSE Moore LLC*
CSE North Carolina Holdings I LLC*
CSE North Carolina Holdings II LLC*
CSE Omro LLC*
CSE Orange Park LLC*
CSE Orlando-Pinar Terrace Manor LLC*
CSE Orlando-Terra Vista Rehab LLC*
CSE Pennsylvania Holdings
CSE Piggott LLC*
CSE Pilot Point LLC*
CSE Ponca City LLC*
CSE Port St. Lucie LLC*
CSE Richmond LLC*
CSE Ripley LLC*
CSE Ripon LLC*
CSE Safford LLC*
CSE Salina LLC*
CSE Seminole LLC*
CSE Shawnee LLC*
CSE Spring Branch LLC*
CSE Stillwater LLC*
CSE Taylorsville LLC*
CSE Texarkana LLC*
CSE Texas City LLC*
CSE The Village LLC*
CSE Upland LLC*
CSE Walnut Cove L.P.*
CSE West Point LLC*
CSE Whitehouse LLC*
CSE Williamsport LLC*
CSE Winter Haven LLC*
CSE Woodfin L.P.*
CSE Yorktown LLC*
Dallas – Skilled Nursing, Inc.
Delta Investors I, LLC*
Delta Investors II, LLC*
Desert Lane LLC*
Dixon Health Care Center, Inc.
Florida Lessor – Crystal Springs, Inc.*
Florida Lessor – Emerald, Inc.*
Florida Lessor – Lakeland, Inc.*
Florida Lessor – Meadowview, Inc.*
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.*
Greenbough, LLC*
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor – Jeffersonville, Inc.*
Indiana Lessor – Wellington Manor, Inc.*
Jefferson Clark, Inc.*
LAD I Real Estate Company, LLC*
Lake Park – Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care – Michigan, Inc.
Long Term Care – North Carolina, Inc.
Long Term Care Associates – Illinois, Inc.
Long Term Care Associates – Indiana, Inc.
Long Term Care Associates – Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC*
NRS Ventures, L.L.C.*
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC*
OHI Asset (CO), LLC*
OHI Asset (CT) Lender, LLC*
OHI Asset (FL), LLC*
OHI Asset (ID), LLC*
OHI Asset (IL), LLC*
OHI Asset (IN), LLC*
OHI Asset (LA), LLC*
OHI Asset (MI), LLC*
OHI Asset (MI/NC), LLC*
OHI Asset (MO), LLC*
OHI Asset (OH) Lender, LLC*
OHI Asset (OH) New Philadelphia, LLC*
OHI Asset (OH), LLC*
OHI Asset (PA) Trust*
OHI Asset (PA), LLC*
OHI Asset (SMS) Lender, Inc.*
OHI Asset (TX), LLC*
OHI Asset CSB LLC*
OHI Asset CSE – E, LLC*
OHI Asset CSE – U, LLC*
OHI Asset Essex (OH), LLC*
OHI Asset II (CA), LLC*
OHI Asset II (FL), LLC*
OHI Asset II (PA) Trust*
OHI Asset III (PA) Trust*
OHI Asset IV (PA) Silver Lake Trust*
OHI Asset, LLC*
OHI of Texas, Inc.*
OHI Sunshine, Inc.
OHI Tennessee, Inc.*
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.*
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC*
Parkview – Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing – Gaston, Inc.
Skilled Nursing – Herrin, Inc.
Skilled Nursing – Hicksville, Inc.
Skilled Nursing – Paris, Inc.
Skyler Maitland LLC*
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Suwanee, LLC*
Texas Lessor – Stonegate GP, Inc.*
Texas Lessor – Stonegate, Limited, Inc.*
Texas Lessor – Stonegate, LP*
Texas Lessor – Treemont, Inc.*
The Suburban Pavilion, Inc.
Washington Lessor – Silverdale, Inc.*
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC

SCHEDULE C

Company Foreign Qualification

Alabama

Arkansas

Colorado

Florida

Idaho

Indiana

Kentucky

Louisiana

Massachusetts

Michigan

Missouri

North Carolina

Ohio

Pennsylvania

Rhode Island

Tennessee

Texas

Washington

SCHEDULE D

Identified Agreements

1.
Indenture dated as of October 4, 2010, among the Company and each of the Subsidiary Guarantors named therein, as Subsidiary Guarantors, and U.S. Bank National Association, as Trustee, pursuant to which the Company issued its 6.75% Senior Notes due 2022.

2.
Indenture dated as of March 22, 2004, among the Company and each of the Subsidiary Guarantors named therein, as Subsidiary Guarantors, and U.S. Bank National Association, as Trustee, pursuant to which the Company issued its 7% Senior Notes due 2014, and Supplemental Indentures thereto dated as of July 20, 2004, November 5, 2004, December 1, 2005, January 7, 2010, January 29, 2010, February 2, 2010, June 23, 2010 and September 2, 2010.

2.
Indenture dated as of December 30, 2005, among the Company and each of the Subsidiary Guarantors named therein, as Subsidiary Guarantors, and U.S. Bank National Association, as Trustee, pursuant to which the Company issued its 7% Senior Notes due 2016, and Supplemental Indentures thereto dated as of January 7, 2010, January 29, 2010, February 2, 2010, June 23, 2010 and September 2, 2010.

3.
Indenture dated as of February 9, 2010, among the Company and each of the Subsidiary Guarantors named therein, as Subsidiary Guarantors, and U.S. Bank National Association, as Trustee, pursuant to which the Company issued its 7-1/2% Senior Notes due 2020, and Supplemental Indentures thereto dated as of June 23, 2010 and September 2, 2010.

4.
Credit Agreement, dated as of April 13, 2010, by and among OHI ASSET, LLC, OHI ASSET (ID), LLC, OHI ASSET (LA), LLC,  OHI ASSET (CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, OHI ASSET (CO), LLC, COLONIAL GARDENS, LLC, WILCARE, LLC, TEXAS LESSOR – STONEGATE, LP, OHIMA, INC., CANTON HEALTH CARE LAND, INC., DIXON HEALTH CARE CENTER, INC., HUTTON I LAND, INC., HUTTON II LAND, INC., HUTTON III LAND, INC., LEATHERMAN PARTNERSHIP 89-1, INC.,  LEATHERMAN PARTNERSHIP 89-2, INC., LEATHERMAN 90-1, INC., MERIDIAN ARMS LAND, INC., ORANGE VILLAGE CARE CENTER, INC., and ST. MARY’S PROPERTIES, INC., as Borrowers,  the Lenders party thereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the related Guaranty of even date therewith made by the Company and the subsidiary guarantors party thereto in favor of the Administrative Agent.

EXHIBIT A-2

Form of Tax Opinion of Bryan Cave LLP

We have acted as counsel to Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), in connection with the offering of an aggregate principal amount of $___000,000 of the Company’s ___% Senior Notes due 20__ (the “Notes”) pursuant to the Company’s Offering Memorandum (the “Offering Memorandum”).

In rendering our opinion, we have examined and relied on originals or copies certified or otherwise identified to our satisfaction of (i) the Articles of Incorporation, the Articles of Amendment, Articles of Amendment and Restatement, and Articles Supplementary thereto, of the Company and its Subsidiaries, (ii) the Offering Memorandum, and (iii) such other documents, certificates, and records as we have deemed necessary or appropriate.  We also have relied upon factual statements and representations made to us by representatives of the Company and others that are set forth in a certificate executed and provided to us by the Company (the “Officer’s Certificate”).  With respect to the ownership of stock of the Company for certain periods prior to March 8, 2004, we also have relied on a letter from Explorer Holdings, L.P., regarding the ownership of stock of the Company by Explorer Holdings, L.P., Explorer Holdings Level II, L.P., and Hampstead Investment Partners III, L.P. (the “Representation Letter”).  For purposes of this opinion, we have assumed the validity and accuracy of the documents, certificates and records set forth above, and that the statements and representations made therein are and will remain true and complete.  We also have assumed that the Offering Memorandum and such other documents, certificates and records and that the statements as to factual matters contained in the Offering Memorandum are true, correct and complete and will continue to be true, correct and complete through the completion of the transactions contemplated therein.  For purposes of this Opinion, we have not, however,  assumed the correctness of any statement to the effect that the Company qualifies as a REIT.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photo copies, and the authenticity of the originals of such copies.  In making our examination of documents executed, or to be executed, by the parties indicated therein, we have assumed that each party (other than the Company) has, or will have, the power, corporate or other, to enter into and perform all obligations thereunder and we have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties and the validity and binding effect thereof on such parties.  All of the documents we have reviewed will be complied with without waiver.  Finally, in connection with the opinions rendered below, we have assumed that during its taxable year ended December 31, 1992 and in each subsequent taxable year to present, the Company has operated and will continue to operate in such a manner that makes and will continue to make the representations contained in the Officer’s Certificate true for each of such years, as of the date hereof, and any representation made as a belief, made “to the knowledge of,” or made in a similarly qualified manner is true, correct, and complete, as of the date hereof, without such qualification.

In rendering our opinion, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations promulgated thereunder, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant, all in effect as of the date hereof.  It should be noted that statutes, regulations, judicial decisions and administrative interpretations are subject to change at any time (possibly with retroactive effect).  A change in the authorities or the accuracy or completeness of any of the information, documents, certificates, records, statements, representations, covenants, or assumptions on which our opinion is based could affect our conclusions.

Based on the foregoing, in reliance thereon and subject thereto and to the limitations stated below, it is our opinion that:

(a)           From and including the Company’s taxable year ended December 31, 1992, the Company was and is organized in conformity with the requirements for, its actual methods of operation through the date hereof have permitted, and its proposed methods of operations as described in the Officer’s Certificate will permit the Company to meet the requirements for, qualification and taxation as a real estate investment trust (“REIT”) under the Code and the Company has qualified and will so qualify, and the Company will continue to meet such requirements and qualify as a REIT after consummation of the contemplated transactions and the application of the proceeds, if any, from the offering of the Notes by the Company as described in the Offering Memorandum.

(b)           The discussion in the Offering Memorandum under the heading “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS,” in so far as such statements constitute a summary of U.S. federal tax matters, fairly and accurately summarizes such matters in all material respects.

Except as set forth above, we express no opinion to any party as to the tax consequences, whether federal, state, local or foreign, of the offerings discussed in the Offering Memorandum or of any transaction related thereto or contemplated thereby.  This opinion is expressed as of the date hereof, and we are under no obligation to advise you of, supplement, or revise our opinion to reflect, any changes (including changes that have retroactive effect) in applicable law or any information, document, certificate, record, statement, representation, covenant or assumption relied upon herein that becomes incorrect or untrue.